Principal Variable Contracts Funds, Inc.
Supplement dated March 25, 2022
to the Prospectus dated May 1, 2021
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR CORE PLUS BOND ACCOUNT
In the Investment Advisor and Portfolio Managers section, delete Randy R. Woodbury and add the following alphabetically to the list:

•Bryan C. Davis (since 2022), Portfolio Manager

MANAGEMENT OF THE FUNDS
Delete all references to Randy R. Woodbury.